                                                                   EXHIBIT 24.01






                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet L. Kelly, Executive Vice President - Corporate Development, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1999, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet L. Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.


                                                  /s/ Benjamin S. Carson
                                                  -----------------------------
                                                      Benjamin S. Carson
                                                      Director



Dated: 2-7, 2000

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet L. Kelly, Executive Vice President - Corporate Development, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1999, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet L. Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.


                                                  /s/  Claudio X. Gonzalez
                                                  -----------------------------
                                                       Claudio X. Gonzalez
                                                       Director



Dated: Jan. 28, 2000

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet L. Kelly, Executive Vice President - Corporate Development, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1999, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet L. Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.


                                                  /s/ William E. LaMothe
                                                  -----------------------------
                                                      William E. LaMothe
                                                      Director



Dated: Feb. 4, 2000

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet L. Kelly, Executive Vice President - Corporate Development, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1999, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet L. Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.


                                                  /s/ Harold A. Poling
                                                  -----------------------------
                                                      Harold A. Poling
                                                      Director



Dated: 2-4, 2000

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet L. Kelly, Executive Vice President - Corporate Development, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1999, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet L. Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.


                                                  /s/ John L. Zabriskie
                                                  -----------------------------
                                                      John L. Zabriskie
                                                      Director



Dated: Jan. 25, 2000

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet L. Kelly, Executive Vice President - Corporate Development, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1999, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet L. Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.


                                                  /s/ Carlton S. Fiorina
                                                  -----------------------------
                                                      Carlton S. Fiorina
                                                      Director



Dated: 1/28, 2000

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet L. Kelly, Executive Vice President - Corporate Development, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1999, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet L. Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.


                                                  /s/ William C. Richardson
                                                  -----------------------------
                                                      William C. Richardson
                                                      Director



Dated:  1/25, 2000

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet L. Kelly, Executive Vice President - Corporate Development, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1999, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet L. Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.


                                                  /s/ Arnold G. Langbo
                                                  -----------------------------
                                                      Arnold G. Langbo
                                                      Director



Dated: Jan. 29, 2000

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet L. Kelly, Executive Vice President - Corporate Development, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1999, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet L. Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.


                                                  /s/ Ann McLaughlin
                                                  -----------------------------
                                                      Ann McLaughlin
                                                      Director



Dated: January 26, 2000

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet L. Kelly, Executive Vice President - Corporate Development, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1999, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet L. Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.


                                                  /s/ Dorothy A. Johnson
                                                  -----------------------------
                                                      Dorothy A. Johnson
                                                      Director



Dated: 2/10, 2000

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet L. Kelly, Executive Vice President - Corporate Development, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1999, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet L. Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.


                                                  /s/ William D. Perez
                                                  -----------------------------
                                                      William D. Perez
                                                      Director



Dated: 1/25, 2000

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet L. Kelly, Executive Vice President - Corporate Development, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1998, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet L. Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.


                                                  /s/ J. Richard Munro
                                                  -----------------------------
                                                      J. Richard Munro
                                                      Director



Dated: 2/14, 2000

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet L. Kelly, Executive Vice President - Corporate Development, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1999, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet L. Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.


                                                  /s/ Gordon Gund
                                                  -----------------------------
                                                      Gordon Gund
                                                      Director



Dated: Jan. 31, 2000